EXHIBIT 99.1
Fidelity National Financial, Inc. Reports Fourth Quarter 2007 EPS of ($0.21); Results Include a $135.7
Million Charge to Strengthen Reserve for Claim Losses; Fourth Quarter 2007 EPS of $0.28 Before Charge
Jacksonville, Fla. — (January 30, 2008) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance, claims management services and information services, today reported operating results for the three-month and twelve-month periods ended December 31, 2007.

Pro Forma Three
	Three Months Ended	Three Months Ended	Months Ended
	December 31, 2007	December 31, 2006**	December 31, 2006***
Total revenue	$1.30 billion	$1.80 billion	$1.54 billion
Pre-tax margin	(6.1%)*	7.3%	9.3%
Net earnings (loss)	($44.9 million)*	$71.2 million	$93.4 million
Net earnings (loss) per diluted share	($0.21)*	$0.34	$0.42
Cash flow from operations	$37.4 million	$122.6 million	N/A
*These reported results include the impact of a $135.7 million charge to strengthen the reserve for claim losses.
** The three-month and twelve-month periods ended December 31, 2006, include the results of Fidelity National Information Services, Inc. (“FIS”) through October 23, 2006, as FIS was a majority-owned subsidiary of FNF for that portion of those periods. The three-month and twelve-month periods ended December 31, 2006, also include all transaction costs related to the reorganization completed in the fourth quarter of 2006.
*** A complete pro forma summary of earnings for the three-month and twelve-month periods ended December 31, 2006, excluding the results of FIS, the minority interest expense related to Fidelity National Title Group, Inc. (“FNT”) and all transaction costs related to the reorganization completed in the fourth quarter of 2006, is included later in this press release.

Three Months Ended
December 31, 2007
Net loss	($44.9 million)
After-tax impact from charge to strengthen loss reserves	$104.0 million
Net earnings, excluding the charge to strengthen loss reserves	$59.1 million
Net earnings per diluted share, excluding the charge to strengthen loss reserves	$0.28****
**** The net earnings per diluted share figure was calculated using a 26.5% annual tax rate

	Twelve Months	Twelve Months	Pro Forma Twelve
	Ended December 31,	Ended December 31,	Months Ended
	2007	2006**	December 31, 2006***
Total revenue	$5.52 billion	$9.44 billion	$6.33 billion
Pre-tax margin	3.2%*	10.0%	10.6%
Net earnings	$129.8 million*	$437.8 million	$431.4 million
Net earnings per diluted share	$0.59*	$2.39	$1.94
Cash flow from operations	$341.9 million	$721.1 million	N/A
     The following are summary financial and operational results for the current operating segments of FNF for the three-month and twelve-month periods ended December 31, 2007, and 2006:
Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	December 31, 2007	December 31, 2006
Total revenue	$1.17 billion	$1.44 billion
Pre-tax earnings (loss)	($65.9 million)*	$155.7 million
Pre-tax margin	(5.6%)*	10.8%
Pre-tax earnings before reserve charge	$69.9 million	N/A
Pre-tax margin before reserve charge	6.0%	N/A
*These reported results include the impact of a $135.7 million charge to strengthen the reserve for claim losses.

	Twelve Months Ended	Twelve Months Ended
	December 31, 2007	December 31, 2006
Total revenue	$5.01 billion	$5.90 billion
Pre-tax earnings	$185.9 million**	$650.3 million
Pre-tax margin	3.7%**	11.0%
Pre-tax earnings before reserve charges	$403.2 million	N/A
Pre-tax margin before reserve charges	8.1%	N/A
**These reported results include the impact of $217.2 million in charges to strengthen the reserve for claim losses.

Month	Direct Orders Opened	Direct Orders Closed	Closing %
October 2007	172,000	105,500	61%
November 2007	155,700	92,700	60%
December 2007	134,300	98,400	73%

Fourth Quarter 2007	462,000	296,600	64%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
October 2006	226,900	147,100	65%
November 2006	207,100	136,900	66%
December 2006	182,800	143,600	79%

Fourth Quarter 2006	616,800	427,600	69%

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
4th Quarter 2007	12,900	8,300	$98,400	$11,900
4th Quarter 2006	12,700	8,400	$89,900	$10,700
     • The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture commercial activity in our local offices.
Specialty Insurance

	Three Months Ended	Three Months Ended
	December 31, 2007	December 31, 2006
Total revenue	$92.9 million	$94.7 million
Pre-tax earnings	$3.4 million	$5.0 million
Pre-tax margin	3.7%	5.3%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2007	December 31, 2006
Total revenue	$402.7 million	$410.2 million
Pre-tax earnings	$53.0 million	$72.0 million
Pre-tax margin	13.2%	17.6%
     “2007 turned out to be a very challenging year for some of our businesses and yet, a positive year for others,” said Chairman of the Board William P. Foley, II. “On the challenging side, our title insurance business clearly faced the most adversity, but we remained true to our operating strategy and continued to focus on operating metrics in our efforts to maximize the profitability of our title insurance operations. While we aspire to produce higher pre-tax margins than we achieved in the second half of the year, those results were commendable given the extremely challenging macroeconomic environment and still make FNF the clear leader in profitability in the title insurance industry. We did find it necessary to strengthen our reserve for claim losses as we continued to experience adverse loss development in the fourth quarter, particularly for policy years 2005-2007, as the expected ultimate loss ratio for those policy years worsened to approximately 7.5% during the fourth quarter.”
     “The specialty insurance business achieved solid results as the consistent streams of revenue and earnings from the flood insurance operation were offset by higher losses in the homeowners’ business, primarily due to the southern California wildfires. Despite these loss difficulties, the homeowners’ operation remained profitable throughout 2007 and the entire specialty insurance operation generated greater than a 13% pre-tax margin.”
     “Our two minority-owned investments benefited from the long-term, contractual nature of their revenue streams from outside of the mortgage and real estate industries. Sedgwick grew to a more than $660 million annual revenue business, the largest third party administrator in the country, with annual revenue growth of 34%, annual organic revenue growth of 8%, solid EBITDA margins of approximately 15% and client retention rates of greater than 98%. Additionally, we closed our minority investment in Ceridian in November and we are excited about the implementation of a four point cost reduction plan. The successful execution of this cost reduction plan will lead to material margin improvement and we look forward to Ceridian capitalizing on that opportunity during 2008. While we experienced some difficult operating environments in 2007, we are excited about the long-term prospects of all of our businesses and remain committed to our underlying goal of continually maximizing the value of all of the assets of FNF for the ultimate benefit of our shareholders.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance, claims management services and information services. FNF is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 28 percent of all title insurance policies in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. FNF is also a leading information services company in the human resource, retail and transportation markets through another minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations,
904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2007	2006	2007	2006
	(Unaudited)		(Unaudited)
Direct title premiums	$343,602	$477,649	$1,601,768	$1,957,064
Agency title premiums	521,084	651,019	2,198,690	2,649,136

Total title premiums	864,686	1,128,668	3,800,458	4,606,200
Escrow, title-related and other fees	295,935	264,201	1,132,415	1,114,047

Total title and escrow	1,160,621	1,392,869	4,932,873	5,720,247

Transaction processing services	—	261,732	—	3,094,370
Specialty insurance	88,854	90,543	386,427	394,613
Interest and investment income	40,618	54,050	186,252	208,309
Realized gains and losses	6,009	2,817	18,458	18,562

Total revenue	1,296,102	1,802,011	5,524,010	9,436,101

Personnel costs	385,240	592,384	1,700,935	3,225,319
Other operating expenses	294,848	368,964	1,109,438	2,075,101
Agent commissions	399,875	497,934	1,698,215	2,035,423
Depreciation and amortization	37,198	55,980	130,092	460,750
Claim loss expense	240,381	129,124	653,876	486,334
Interest expense	17,747	26,436	54,941	209,972

Total expenses	1,375,289	1,670,822	5,347,497	8,492,899

Earnings before income taxes	(79,187)	131,189	176,513	943,202
Income tax expense	(34,665)	48,802	46,776	350,871
Minority interest	415	11,189	(32)	154,570

Net earnings	($44,937)	71,198	129,769	437,761

Net earnings per share — basic	($0.21)	$0.34	$0.60	$2.40

Net earnings per share — diluted	($0.21)	$0.34	$0.59	$2.39

Weighted average shares — basic	212,363	207,420	216,583	182,031

Weighted average shares — diluted	214,624	210,200	219,989	182,861

Direct operations orders opened	462,000	655,500	2,259,800	3,146,200
Direct operations orders closed	296,600	448,800	1,434,800	2,051,500
Fee per file	$1,693	$1,559	$1,635	$1,428
Actual title claims paid	$111,343	$72,542	$334,500	$251,709

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
December 31, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,249,475	$1,129,064	88,854	31,557

Interest and investment income	40,618	40,211	3,979	(3,572)
Realized gains and losses	6,009	2,934	26	3,049

Total revenue	1,296,102	1,172,209	92,859	31,034

Personnel costs	385,240	358,216	11,252	15,772
Other operating expenses	294,848	242,466	36,484	15,898
Agent commissions	399,875	399,875	—	—
Depreciation and amortization	37,198	33,545	1,623	2,030
Claim loss expense	240,381	200,588	39,792	1
Interest expense	17,747	3,382	281	14,084

Total expenses	1,375,289	1,238,072	89,432	47,785

Pretax earnings	(79,187)	(65,863)	3,427	(16,751)

Pretax margin	(6.1%)	(5.6%)	3.7%	—

Open orders	462,000	462,000	—	—
Closed orders	296,600	296,600	—	—

Twelve Months Ended			Specialty	Corporate
December 31, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$5,319,300	$4,835,032	$386,427	$97,841

Interest and investment income	186,252	167,341	16,231	2,680
Realized gains and losses	18,458	5,080	23	13,355

Total revenue	5,524,010	5,007,453	402,681	113,876

Personnel costs	1,700,935	1,594,516	45,499	60,920
Other operating expenses	1,109,438	891,838	144,992	72,608
Agent commissions	1,698,215	1,698,085	—	130
Depreciation and amortization	130,092	120,223	6,046	3,823
Claim loss expense	653,876	502,250	151,626	—
Interest expense	54,941	14,597	1,478	38,866

Total expenses	5,347,497	4,821,509	349,641	176,347

Pretax earnings	176,513	185,944	53,040	(62,471)

Pretax margin	3.2%	3.7%	13.2%	—

Open orders	2,259,800	2,259,800	—	—
Closed orders	1,434,800	1,434,800	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended					Specialty	Corporate
December 31, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$1,745,144	$(15,107)	$1,399,808	$276,840	$90,543	$(6,940)

Interest and investment income	54,050	—	45,001	6,094	4,105	(1,150)
Realized gains and losses	2,817	—	(1,138)	(4,151)	67	8,039

Total revenue	1,802,011	(15,107)	1,443,671	278,783	94,715	(51)

Personnel costs	592,384	(1,472)	435,085	111,452	11,354	35,965
Other operating expenses	368,964	(7,355)	224,524	103,465	32,317	16,013
Agent commissions	497,934	(6,280)	511,697	—	—	(7,483)
Depreciation and amortization	55,980	—	27,174	25,259	1,576	1,971
Claim loss expense	129,124	—	85,134	11	43,979	—
Interest expense	26,436	—	4,320	12,265	464	9,387

Total expenses	1,670,822	(15,107)	1,287,934	252,452	89,690	55,853

Pretax earnings	131,189	—	155,737	26,331	5,025	(55,904)

Pretax margin	7.3%	—	10.8%	9.4%	5.3%	—

Open orders	655,500	—	616,800	38,700	—	—
Closed orders	448,800	—	427,600	21,200	—	—

Twelve Months Ended					Specialty	Corporate
December 31, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$9,209,230	$(185,760)	$5,717,622	$3,280,373	$394,613	$2,382

Interest and investment income	208,309	—	167,007	9,594	15,565	16,143
Realized gains and losses	18,562	—	14,627	(820)	17	4,738

Total revenue	9,436,101	(185,760)	5,899,256	3,289,147	410,195	23,263

Personnel costs	3,225,319	(19,267)	1,789,805	1,357,397	45,145	52,239
Other operating expenses	2,075,101	(101,772)	891,111	1,115,190	144,702	25,870
Agent commissions	2,035,423	(64,721)	2,099,244	—	—	900
Depreciation and amortization	460,750	—	110,487	343,563	6,254	446
Claim loss expense	486,334	—	345,578	436	140,625	(305)
Interest expense	209,972	—	12,755	154,195	1,443	41,579

Total expenses	8,492,899	(185,760)	5,248,980	2,970,781	338,169	120,729

Pretax earnings	943,202	—	650,276	318,366	72,026	(97,466)

Pretax margin	10.0%	—	11.0%	9.7%	17.6%	—

Open orders	3,146,200	—	2,661,300	484,900	—	—
Closed orders	2,051,500	—	1,777,900	273,600	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	December 31,	December 31,
	2007	2006
	(Unaudited)
Cash and investment portfolio	$4,671,383	$4,798,195
Goodwill	1,339,705	1,154,298
Title Plant	331,888	324,155
Total assets	7,596,689	7,259,559
Notes payable	1,167,739	491,167
Reserve for claim losses	1,388,471	1,220,636
Secured trust deposits	689,935	905,461
Total stockholders’ equity	3,244,088	3,474,368
Book value per share	15.23	15.75

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006
(In thousands except per share amounts)

			FNF Capital
			pro forma	Other Pro
		FIS pro forma	adjustments	Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,381,669	($6,281)	—	$6,280	(3)	$1,381,668
Transaction processing	261,732	(270,559)	—	8,827	(3)	—
Specialty insurance	90,543	—	—	—		90,543
Interest and investments income	54,050	(6,094)	(9)	—		47,947
Realized gains and losses	2,817	4,151	—	—		6,968
Other income	11,200	—	(607)	—		10,593

Total revenue	$1,802,011	($278,783)	(616)	$15,107		$1,537,719

Personnel costs	592,384	(111,452)	(319)	1,472	(4)	454,924
				(27,161)	(5)

Other operating expenses	368,964	(103,465)	(41)	7,355	(4)	261,253
				(11,560)	(5)

Agent commissions	497,934	—	—	6,280	(6)	504,214
Depreciation and amortization	55,980	(25,259)	—	—		30,721
Provision for claim losses	129,124	(11)	—	—		129,113
Interest expense	26,436	(12,265)	(422)	89	(7)	13,838

Total expenses	1,670,822	(252,452)	(782)	(23,525)		1,394,063

Earnings before income taxes	131,189	(26,331)	166	38,632		143,656
Income tax expense	48,802	(9,727)	48	11,912		51,035
Minority interest	11,189	(11)	—	(11,982)	(8)	(804)

Net income	$71,198	($16,593)	118	$38,702		$93,425

Net income per share-basic						$0.43

Pro forma weighted average shares-basic						219,000	(9)

Net income per share-diluted						$0.42

Pro forma weighted average shares-diluted						222,000	(9)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(In thousands except per share amounts)

			FNF Capital
			pro forma	Other Pro
		FIS pro forma	adjustments	Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$5,667,669	($64,964)	—	$64,721	(3)	$5,667,426
Transaction processing	3,094,370	(3,215,409)	—	121,039	(3)	—
Specialty insurance	394,613	—	—	—		394,613
Interest and investments income	208,309	(9,594)	(98)	—		198,617
Realized gains and losses	18,562	820	—	—		19,382
Other income	52,578	—	(7,591)	—		44,987

Total revenue	$9,436,101	($3,289,147)	(7,689)	$185,760		$6,325,025

Personnel costs	3,225,319	(1,357,397)	(2,317)	19,267	(4)	1,857,711
				(27,161)	(5)

Other operating expenses	2,075,101	(1,115,190)	(744)	101,772	(4)	1,040,764
				(20,175)	(5)

Agent commissions	2,035,423	—	—	64,721	(6)	2,100,144
Depreciation and amortization	460,750	(343,563)	(20)	—		117,167
Provision for claim losses	486,334	(436)	—	—		485,898
Interest expense	209,972	(154,195)	(3,931)	689	(7)	52,535

Total expenses	8,492,899	(2,970,781)	(7,012)	139,113		5,654,219

Earnings before income taxes	943,202	(318,366)	(677)	46,647		670,806
Income tax expense	350,871	(117,836)	(248)	5,386		238,173
Minority interest	154,570	30	(211)	(153,166)	(8)	1,223

Net income	$437,761	($200,560)	(218)	$194,427		$431,410

Net income per share-basic						$1.97

Pro forma weighted average shares-basic						219,000	(9)

Net income per share-diluted						$1.94

Pro forma weighted average shares-diluted						222,000	(9)

FIDELITY NATIONAL FINANCIAL, INC.
NOTES TO UNAUDITED PRO FORMA SUMMARY OF EARNINGS
Notes to Unaudited Pro Forma Summary of Earnings for the Three-Month and Twelve-Month Periods Ended December 31, 2006
     This pro forma summary of earnings includes the historical statements of continuing operations of FNF and removes the results of operations of FIS, FNF Capital and FNF minority interest expense relating to FIS and FNT and all transaction costs related to the reorganization completed in the fourth quarter of 2006, as though the reorganization transaction that occurred on October 24, 2006, had occurred on January 1, 2006.
(1)	This column represents the historical results of operations of FIS as included in FNF’s consolidated results of operations for the periods presented.
(2)	This column represents the historical results of operations of FNF Capital as included in FNF’s consolidated results of operations for the periods presented.
(3)	This represents the intercompany revenues relating to various agreements recorded on FIS’ income statement that had already been eliminated from the consolidated results of operations of FNF. These revenues amounted to $15.1 million and $185.8 million, respectively, for the three-month and twelve-month periods ended December 31, 2006.
(4)	This represents the intercompany expenses related to various agreements that were eliminated in the consolidated results of operations of FNF, but are third-party expenses subsequent to the reorganization transaction. These expenses amounted to $8.8 million and $121.0 million, respectively, for the three-month and twelve-month periods ended December 31, 2006.
(5)	This represents transaction costs related to the reorganization, all of which have been excluded from the pro forma summary of earnings. These costs amounted to $38.7 million and $47.3 million, respectively, for the three-month and twelve-month periods ended December 31, 2006.
(6)	This represents the additional agent commissions paid by FNF to FIS that were previously eliminated in the consolidated results of FNF, but are a third-party expense subsequent to the reorganization transaction. These commissions amounted to $6.3 million and $64.7 million, respectively, for the three-month and twelve-month periods ended December 31, 2006.
(7)	This represents intercompany interest expense that is a third-party expense subsequent to the reorganization transaction. These expenses amounted to $0.1 million and $0.7 million, respectively, for the three-month and twelve-month periods ended December 31, 2006.
(8)	This represents the elimination of the minority interest expense recorded by FNF relating to its earnings in FIS and FNT. Minority interest expense relating to FIS was $8.3 million and $96.2 million, respectively, for the three-month and twelve-month periods ended December 31, 2006. Minority interest relating to FNT was $3.7 million and $56.9 million, respectively, for the three-month and twelve-month periods ended December 31, 2006.
(9)	Amounts presented approximate the actual number of basic and diluted weighted average shares outstanding subsequent to the reorganization transaction.
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